SEGMENT INFORMATION
                             TECHNE CORPORATION AND SUBISIDARIES
                         (in thousands of $'s, except per share data)

                                          Fiscal 2004                          Increase(Decrease) From Fiscal 2003
                         ---------------------------------------------------  --------------------------------------
                          First    Second   Third   Fourth           Percent   First  Second   Third  Fourth
                         Quarter  Quarter  Quarter  Quarter   YTD    Of Sales Quarter Quarter Quarter Quarter  YTD
                         -------  -------  -------  -------  ------- -------- ------- ------- ------- ------- ------
Sales                     37,993   38,264   42,541   42,459  161,257   100%    3,445   4,964   4,804   3,033  16,246
Cost of sales              8,663    8,441    8,946    8,837   34,887    22%      (27)     70     190    (742)   (509)
                         -------  -------  -------  -------  -------   -----  ------  ------  ------  ------  ------
Gross margin              29,330   29,823   33,595   33,622  126,370    78%    3,472   4,894   4,614   3,775  16,755

Gross margin percentage     77.2%    77.9%    79.0%    79.2%    78.4%

SG&A expense               5,083    5,519    5,456    5,667   21,725    14%      132     618     750     848   2,348
R&D expense                4,963    5,450    5,082    5,278   20,773    13%      130     471    (204)   (205)    192
Amortization expense         400      399      400      400    1,599     1%      (84)    (86)    (85)    (85)   (340)
Interest expense             175      172      167      164      678    --      (148)   (124)    (11)    (13)   (296)
Interest income             (726)    (762)    (853)    (910)  (3,251)  (2%)       64     (58)   (121)   (203)   (318)
Impairment loss on
  equity investment
  in DGI                      --       --       --    1,523    1,523     1%       --      --      --   1,523   1,523
Other non-operating
  exp., net                   78       20      415      269      782    --       (72)     36     475     221     660
                         -------  -------  -------  -------  -------   -----  ------  ------  ------  ------  ------
                           9,973   10,798   10,667   12,391   43,829    27%       22     857     804   2,086   3,769
                         -------  -------  -------  -------  -------   -----  ------  ------  ------  ------  ------
Earnings before
  income taxes            19,357   19,025   22,928   21,231   82,541    51%    3,450   4,037   3,810   1,689  12,986
Income taxes               6,785    6,655    8,309    7,864   29,613    18%    1,323   1,548   1,585     998   5,454
                         -------  -------  -------  -------  -------   -----  ------  ------  ------  ------  ------
                          12,572   12,370   14,619   13,367   52,928    33%    2,127   2,489   2,225     691   7,532
                         =======  =======  =======  =======  =======   =====  ======  ======  ======  ======  ======

Diluted earnings
  per share                 0.30     0.30     0.35     0.32     1.27
Weighted average diluted
  shares outstanding      41,600   41,653   41,752   41,785   41,697



                                    HEMATOLOGY DIVISION
                                   (in thousands of $'s)


                                   Fiscal 2004 Fiscal 2004                     Increase(Decrease) From Fiscal 2003
                         ---------------------------------------------------  ---------------------------------------
                          First    Second   Third   Fourth           Percent   First  Second   Third  Fourth
                         Quarter  Quarter  Quarter  Quarter   YTD    Of Sales Quarter Quarter Quarter Quarter   YTD
                         -------  -------  -------  -------  ------- -------- ------- ------- ------- -------  ------
Sales                      4,281    4,454    4,069    4,674   17,478   100%      507     468      72    (235)    812
Cost of sales              2,346    2,344    2,234    2,487    9,411    54%      209     232      53     113     607
                          ------  -------  -------  -------  -------  ------  ------  ------  ------  ------   -----
Gross margin               1,935    2,110    1,835    2,187    8,067    46%      298     236      19    (348)    205

Gross margin percentage     45.2%    47.4%    45.1%    46.8%    46.2%

SG&A expense                 391      383      439      484    1,697    10%       (9)     16      74     109     190
R&D expense                  191      190      203      197      781     4%       18      (3)      4      (8)     11
Interest income              (77)     (74)     (79)     (82)    (312)   (2%)      24       9       8       0      41
                          ------  -------  -------  -------  -------  ------  ------  ------  ------  ------   -----
                             505      499      563      599    2,166    12%       33      22      86     101     242
                          ------  -------  -------  -------  -------  ------  ------  ------  ------  ------   -----
Pretax result              1,430    1,611    1,272    1,588    5,901    34%      265     214     (67)   (449)    (37)
                          ======  =======  =======  =======  =======  ======  ======  ======  ======  ======   =====


                                  BIOTECHNOLOGY DIVISION
                                  (in thousands of $'s)


                                   Fiscal 2004 Fiscal 2004                     Increase(Decrease) From Fiscal 2003
                         ----------------------------------------------------  ---------------------------------------
                          First    Second   Third   Fourth            Percent   First  Second   Third  Fourth
                         Quarter  Quarter  Quarter  Quarter   YTD     Of Sales Quarter Quarter Quarter Quarter   YTD
                         -------  -------  -------  -------  -------  -------- ------- ------- ------- -------  ------
Sales                    28,653   27,766   31,214   31,435   119,068    100%    2,016   2,811   2,697   2,449    9,973
Intersegment sales       (4,621)  (4,967)  (5,145)  (4,953)  (19,686)            (471)   (466)   (270)   (348)  (1,555)
                         ------   ------   ------   ------   -------           ------  ------  ------  ------   ------
                         24,032   22,799   26,069   26,482    99,382            1,545   2,345   2,427   2,101    8,418

Cost of sales             5,916    5,530    6,121    5,774    23,341     20%      191      70     429    (292)     398
Intersegment sales       (4,521)  (4,894)  (5,140)  (4,897)  (19,452)            (371)   (411)   (272)   (290)  (1,344)
                         ------   ------   ------   ------   -------           ------  ------  ------  ------   ------
                          1,398      636      981      877     3,889             (180)   (341)    157    (582)    (946)

Gross margin             22,637   22,163   25,088   25,605    95,493     80%    1,725   2,686   2,270   2,683    9,364

Gross margin percentage    79.4%    80.1%    80.4%    81.6%     80.4%

SG&A expense              2,651    2,949    2,917    3,244    11,761     10%      (61)    109     271     617      936
R&D expense               4,164    4,307    4,290    4,378    17,139     14%      201     180     127       8      516
Amortization expense        400      399      400      400     1,599      1%      (84)    (86)    (85)    (85)    (340)
Interest income            (406)    (388)    (411)    (431)   (1,636)    (1%)      85      19      14     (28)      90
                         ------   ------   ------   ------   -------   -----   ------  ------  ------  ------   ------
                          6,809    7,267    7,196    7,591    28,863     24%      141     222     327     512    1,202
                         ------   ------   ------   ------   -------   -----   ------  ------  ------  ------   ------
Pretax result            15,828   14,896   17,892   18,014    66,630     56%    1,584   2,464   1,943   2,171    8,162
                         ======   ======   ======   ======   =======   =====   ======  ======  ======  ======   ======



                                         R&D SYSTEMS EUROPE
                                   (in thousands of Br. pounds)

                                   Fiscal 2004 Fiscal 2004                     Increase(Decrease) From Fiscal 2003
                         ----------------------------------------------------  ---------------------------------------
                          First    Second   Third   Fourth            Percent   First  Second   Third  Fourth
                         Quarter  Quarter  Quarter  Quarter   YTD     Of Sales Quarter Quarter Quarter Quarter   YTD
                         -------  -------  -------  -------  -------  -------- ------- ------- ------- -------  ------
Sales                     5,980    6,365    6,721    6,284    25,350    100%      663     732     397      56    1,848
Intersegment sales           --       --       --       --        --                9       6       8       2       25
                         ------   ------   ------   ------   -------           ------  ------  ------  ------   ------
                          5,980    6,365    6,721    6,284    25,350              672     738     405      58    1,873

Cost of sales             3,040    3,157    3,107    3,022    12,326     49%     (157)   (203)   (498)   (505)  (1,363)
                         ------   ------   ------   ------   -------   ------  ------  ------  ------  ------   ------
Gross margin              2,940    3,208    3,614    3,262    13,024     51%      820     935     895     561    3,211

Gross margin percentage    49.2%    50.4%    53.8%    51.9%     51.4%

SG&A expense              1,050    1,092      978      987     4,107     16%       17     101      13     (16)     115
Interest income            (127)    (150)    (175)    (202)     (654)    (3%)     (23)    (35)    (60)    (87)    (205)
Exchange loss/(gain)        (49)     (73)      46       40       (36)    --       (80)      6     171      91      188
                         ------   ------   ------   ------   -------   ------  ------  ------  ------  ------   ------
                            874      869      849      825     3,417     13%      (86)     72     124     (12)      98
                         ------   ------   ------   ------   -------           ------  ------  ------  ------   ------
Pretax result             2,066    2,339    2,765    2,437     9,607     38%      906     863     771     573    3,113
                         ======   ======   ======   ======   =======   =====   ======  ======  ======  ======   ======


                                        R&D SYSTEMS EUROPE
                                       (in thousands of $'s)

                                   Fiscal 2004 Fiscal 2004                     Increase(Decrease) From Fiscal 2003
                         ----------------------------------------------------  ---------------------------------------
                          First    Second   Third   Fourth            Percent   First  Second   Third  Fourth
                         Quarter  Quarter  Quarter  Quarter   YTD     Of Sales Quarter Quarter Quarter Quarter   YTD
                         -------  -------  -------  -------  -------  -------- ------- ------- ------- -------  ------
Sales                     9,680   11,011   12,403   11,303   44,397     100%    1,379   2,142   2,291   1,164    6,976
Intersegment sales           --       --       --       --       --                14       9      14       3       40
                         ------   ------   ------   ------   -------           ------  ------  ------  ------   ------
                          9,680   11,011   12,403   11,303   44,397             1,393   2,151   2,305   1,167    7,016

Cost of sales             4,922    5,461    5,731    5,473   21,587      49%      (70)    170     (34)   (276)    (210)
                         ------   ------   ------   ------   -------   -----   ------  ------  ------  ------   ------
Gross margin              4,758    5,550    6,672    5,830   22,810      51%    1,449   1,972   2,325   1,440    7,186

Gross margin percentage    49.2%    50.4%    53.8%    51.6%    51.4%

SG&A expense              1,699    1,891    1,805    1,799    7,194      16%       87     328     261     163      839
Interest income            (206)    (260)    (323)    (357)  (1,146)     (3%)     (43)    (80)   (138)   (171)    (432)
Exchange loss/(gain)        (84)    (129)      85       65      (63)     --      (133)     (1)    285     142      293
                         ------   ------   ------   ------   -------   -----   ------  ------  ------  ------   ------
                          1,409    1,502    1,567    1,507    5,985      13%      (89)    247     408     134      700
                         ------   ------   ------   ------   -------   -----   ------  ------  ------  ------   ------
Pretax result             3,349    4,048    5,105    4,323   16,825      38%    1,538   1,725   1,917   1,306    6,486
                         ======   ======   ======   ======   =======   =====   ======  ======  ======  ======   ======



                                    CORPORATE AND OTHER (1)
                                     (in thousands of $'s)

                                   Fiscal 2004 Fiscal 2004               Increase(Decrease) From Fiscal 2003
                         ---------------------------------------------  ---------------------------------------
                          First    Second   Third   Fourth               First  Second   Third  Fourth
                         Quarter  Quarter  Quarter  Quarter   YTD       Quarter Quarter Quarter Quarter   YTD
                         -------  -------  -------  -------  -------    ------- ------- ------- -------  ------
Interest income              37       40       40       40      157          2       6       5       4       17
Rental income                19       46       20       47      132         19      40       1       0       60
                         ------   ------   ------   ------   ------      -----   -----   -----   -----    -----
                             56       86       60       87      289         21      46       6       4       77

SG&A expense                342      296      295      140    1,073        115     165     144     (41)     383
R&D-CCX losses              436      828      519      654    2,437        (83)    332    (274)   (118)    (143)
R&D-DGI losses              172      125       47       20      364         (6)    (38)    (84)   (116)    (244)
R&D-Hemerus losses           --       --       23       29       52         --      --      23      29       52
Impairment loss on
  equity Investment
  in DGI                     --       --       --    1,523    1,523         --      --      --   1,523    1,523
Interest expense            175      172      167      164      678       (148)   (124)    (11)    (13)    (296)
Building expense            181      195      350      251      977         80      77     191      79      427
                         ------   ------   ------   ------   ------      -----   -----   -----   -----    -----
                          1,306    1,616    1,401    2,781    7,104        (42)    412     (11)  1,343    1,702
                         ------   ------   ------   ------   ------      -----   -----   -----   -----    -----
Pretax result            (1,250)  (1,530)  (1,341)  (2,694)  (6,815)        63    (366)     17  (1,339)  (1,625)
                         ======   ======   ======   ======   ======      =====   =====   =====  ======   ======

(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX), Discovery Genomics, Inc. (DGI) and
Hemerus Medical, LLC.